Exhibit 99.1

BullFrog AI Strengthens Scientific Advisory Board with the Addition of GSK Veteran and Industry Pioneer Dr. John Baldoni

GAITHERSBURG, Md. – October 15, 2024 – BullFrog AI, Inc. (NASDAQ: BFRG; BFRGW) (“BullFrog AI” or the “Company”), a technology-enabled drug development company using artificial intelligence (AI) and machine learning to enable the successful development of pharmaceuticals and biologics, today announced the appointment of John Baldoni, Ph.D., to its Scientific Advisory Board. Dr. Baldoni brings over four decades of experience in the pharmaceutical industry, including leadership roles in scientific research and technology-driven drug discovery.

Dr. Baldoni’s career includes 29 years in R&D at GSK, where he served as Senior Vice President of Platform and Technology Sciences, leading critical innovations in drug discovery and development. He has contributed to the development of scores of commercial products. John is the co-founder of the Accelerating Therapeutics for Opportunities in Medicine (ATOM) consortium, a groundbreaking public-private partnership aimed at revolutionizing drug development and is the former Chair of the Executive Committee of the Alliance for Artificial Intelligence in Healthcare. John currently holds leadership and board roles at several innovative companies operating at the confluence of data, machine learning and healthcare needs.

“We are pleased to welcome Dr. Baldoni to our Scientific Advisory Board,” said Vin Singh, CEO of BullFrog AI. “His extensive experience in pharmaceutical R&D, coupled with his leadership in advancing technology-driven drug discovery, will be an asset to our team, providing unique insights that will help guide the commercialization of our bfLEAP™ platform and drive innovation in drug development.”

Dr. Baldoni added, “I am excited to collaborate with BullFrog AI, a company at the forefront of leveraging AI to improve drug discovery and development. The potential of the bfLEAP™ platform to transform the way we approach complex biological data is immense, and I look forward to contributing to the company’s growth and success.”

About BullFrog AI

BullFrog AI leverages Artificial Intelligence and machine learning to advance drug discovery and development. Through collaborations with leading research institutions, BullFrog AI uses causal AI in combination with its proprietary bfLEAP™ platform to analyze complex biological data, aiming to streamline therapeutics development and reduce failure rates in clinical trials.

For more information visit BullFrog AI at: https://bullfrogai.com

Safe Harbor Statement

This press release contains forward-looking statements. We base these forward-looking statements on our expectations and projections about future events, which we derive from the information currently available to us. Such forward-looking statements relate to future events or our future performance, including: our financial performance and projections; our growth in revenue and earnings; and our business prospects and opportunities. You can identify forward-looking statements by those that are not historical in nature, particularly those that use terminology such as “may,” “should,” “expects,” “anticipates,” “contemplates,” “estimates,” “believes,” “plans,” “projected,” “predicts,” “potential,” or “hopes” or the negative of these or similar terms. In evaluating these forward-looking statements, you should consider various factors, including: our ability to change the direction of the Company; our ability to keep pace with new technology and changing market needs; and the competitive environment of our business. These and other factors may cause our actual results to differ materially from any forward-looking statement. Forward-looking statements are only predictions. The forward-looking events discussed in this press release and other statements made from time to time by us or our representatives, may not occur, and actual events and results may differ materially and are subject to risks, uncertainties, and assumptions about us. We are not obligated to publicly update or revise any forward-looking statement, whether as a result of uncertainties and assumptions, the forward-looking events discussed in this press release and other statements made from time to time by us or our representatives might not occur.

Contact:

Dave Gentry

RedChip Companies, Inc.

1-407-644-4256

BFRG@redchip.com